Exhibit 10.5

FORM OF

WARRANT ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”), dated as of [•], 2021, is by and between Gores Guggenheim, Inc., a Delaware corporation (the “Company”), Polestar Automotive Holding UK Limited, a limited company organized under the laws of England and Wales (the “ListCo”), Computershare Inc., a Delaware corporation and Computershare Trust Company, N.A., a federally chartered trust company, collectively, as warrant agent (the “Warrant Agent”).

RECITALS

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of March 22, 2021 (the “Existing Warrant Agreement”);

WHEREAS, capitalized terms used herein but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Existing Warrant Agreement;

WHEREAS, pursuant to the Existing Warrant Agreement, the Company issued (a) 9,000,000 warrants to Gores Guggenheim Sponsor LLC, a Delaware limited liability company (the “Sponsor” and such warrants, collectively, the “Private Placement Warrants”), to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) simultaneously with the closing of the Company’s initial public offering (the “Offering”) (including the partial exercise of the underwriters’ over-allotment option), at a purchase price of $2.00 per Private Placement Warrant, with each Private Placement Warrant being exercisable for one share of Common Stock and with an exercise price of $11.50 per share, and (b) 16,000,000 warrants to public investors in the Offering (collectively, the “Public Warrants”) to purchase shares of Common Stock, with each Public Warrant being exercisable for one share of Common Stock and with an exercise price of $11.50 per share;

WHEREAS, all of the Warrants are governed by the Existing Warrant Agreement;

WHEREAS, on September 27, 2021, a Business Combination Agreement (the “Business Combination Agreement”) was entered into by and among the Company, Polestar Automotive Holding Limited, a Hong Kong incorporated company, Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore, ListCo, Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden, and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo (“MergeCo”);

WHEREAS, upon the terms and subject to the conditions of the Business Combination Agreement, MergeCo will merge with and into the Company (the “Merger”), with the Company being the surviving corporation of the Merger as a wholly-owned subsidiary of ListCo, on the terms and subject to the conditions in the Business Combination Agreement;

WHEREAS, in the context of and in connection with the Merger, (a) each Unit (as defined below) shall be automatically separated, and the holder thereof shall be deemed to hold one share of Common Stock and one-fifth (1/5) of a Public Warrant in accordance with the terms of the applicable Unit, (b) each GG Share (as defined in the Business Combination Agreement), including the shares of Common Stock, shall be automatically cancelled and extinguished and converted into the right to receive one Class A American depository share of ListCo (the “ListCo Class A ADS”) duly and validly issued against the deposit of an underlying Class A ordinary share of ListCo (such Class A ordinary shares, collectively, the “Shares”) and (c) at the Effective Time (as defined in the Business Combination Agreement), (i) each Public Warrant shall be automatically cancelled and extinguished and converted into the right to receive one American depository warrant of ListCo duly and validly issued against the deposit of an underlying warrant of ListCo deposited with the Depositary Bank (as defined in the Business Combination Agreement) in accordance with the Deposit Agreement (as defined in the Business Combination Agreement) (the “ListCo AD Warrant”) and representing the right to acquire one ListCo Class A ADS (or one Share if at the time of exercise ListCo no longer uses the ADR Facility (as defined in the Business Combination Agreement)) at an exercise price of $11.50 per ListCo Class A ADS, subject to adjustment, terms and limitations as described in this Agreement and the Existing Warrant Agreement, as applicable, and (ii) each Private Placement Warrant shall be automatically cancelled and extinguished and converted into the right to receive one ListCo AD Warrant, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, upon consummation of the Merger, as provided in Section 4.4 of the Existing Warrant Agreement, each of the issued and outstanding ListCo AD Warrants will no longer be exercisable for shares of Common Stock but instead will be exercisable (subject to the terms and conditions of the Existing Warrant Agreement as amended hereby) for Shares, which upon exercise of the ListCo AD Warrants will automatically be deposited into the ADR Facility and result in the issuance of ListCo Class A ADSs (or Shares if at the time of exercise ListCo no longer uses the ADR Facility) to the holders that exercise their ListCo AD Warrants, pursuant to the terms of this Agreement and the Existing Warrant Agreement, as applicable;

WHEREAS, the consummation of the transactions contemplated by the Business Combination Agreement will constitute a Business Combination (as defined in Section 3.2 of the Existing Warrant Agreement);

WHEREAS, in connection with the Merger, the Company desires to assign all of its right, title and interest in the Existing Warrant Agreement to ListCo and ListCo wishes to accept such assignment; and

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that the Company and the Warrant Agent may amend the Existing Warrant Agreement without the consent of any Registered Holders for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained therein or adding or changing any other provisions with respect to matters or questions arising under the Existing Warrant Agreement as the Company and the Warrant Agent may deem necessary or desirable and that the Company and the Warrant Agent deem shall not adversely affect the interest of the Registered Holders.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

AGREEMENT

1. ASSIGNMENT AND ASSUMPTION; CONSENT.

1.1 Assignment and Assumption. The Company hereby assigns to ListCo all of the Company’s right, title and interest in and to the Existing Warrant Agreement (as amended hereby) as of the Effective Time (as defined in the Business Combination Agreement). ListCo hereby assumes, and agrees to pay, perform, satisfy and discharge in full, as the same become due, all of the Company’s liabilities and obligations under the Existing Warrant Agreement (as amended hereby) arising from and after the Effective Time.

1.2 Consent. The Warrant Agent hereby consents to the assignment of the Existing Warrant Agreement by the Company to ListCo pursuant to Section 1.1 effective as of the Effective Time, the assumption of the Existing Warrant Agreement by ListCo from the Company pursuant to Section 1.1 effective as of the Effective Time, and to the continuation of the Existing Warrant Agreement in full force and effect from and after the Effective Time, subject at all times to the Existing Warrant Agreement (as amended hereby) and to all of the provisions, covenants, agreements, terms and conditions of the Existing Warrant Agreement and this Agreement.

2. AMENDMENT OF EXISTING WARRANT AGREEMENT. The Company and the Warrant Agent hereby amend the Existing Warrant Agreement as provided in this Section 2, effective as of the Effective Time, and acknowledge and agree that the amendments to the Existing Warrant Agreement set forth in this Section 2 are necessary or desirable and that such amendments do not adversely affect the interests of the Registered Holders:

2.1 Preamble. The preamble on page one of the Existing Warrant Agreement is hereby amended by deleting “Gores Guggenheim, Inc., a Delaware corporation” and replacing it with “Polestar Automotive Holding UK Limited, a limited company organized under the laws of England and Wales”. As a result thereof, all references to the “Company” in the Existing Warrant Agreement shall be replaced with references to ListCo.

2.2 Recitals. The recitals on pages one and two of the Existing Warrant Agreement are hereby deleted and replaced in their entirety as follows:

“WHEREAS, on March 22, 2021, Gores Guggenheim, Inc (“GGI”) entered into that certain Private Placement Warrants Purchase Agreement with Gores Guggenheim Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to purchase an aggregate of 9,000,000 warrants simultaneously with the closing of the Offering bearing the legend set forth in Exhibit B hereto (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant (as defined below); and

WHEREAS, GGI consummated an initial public offering (the “Offering”) of units of GGI’s equity securities, each such unit comprised of one share of Common Stock (as defined below) and one-fifth of one Public Warrant (as defined below) (the “Units”) and, in connection therewith, issued and delivered 16,000,000 warrants to public investors in the Offering (the “Public Warrants” and together with the Private Placement Warrants, the “GGI Warrants”). Each whole Warrant entitles the holder thereof to purchase one share of Class A common stock of GGI, par value $0.0001 per share (“Common Stock”), for $11.50 per share, subject to adjustment as described herein. Only whole warrants are exercisable; and

WHEREAS, GGI has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1, File No. 333-253338 (the “Registration Statement”) and a prospectus (the “Prospectus”), for the registration, under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, and the Public Warrants and the Common Stock included in the Units; and

WHEREAS, GGI, ListCo, and PAH UK Merger Sub Inc., a Delaware corporation (“MergeCo”), Polestar Automotive Holding Limited, a Hong Kong incorporated company, Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore, and Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden, entered into that certain Business Combination Agreement, dated as of September 27, 2021 (the “Business Combination Agreement”), pursuant to which, among other things, MergeCo will merge with and into GGI (the “Merger”) with GGI surviving such merger as a wholly owned subsidiary of ListCo, on the terms and subject to the conditions in the Business Combination Agreement; and

WHEREAS, (a) by virtue of the Merger, (i) each Unit shall be automatically separated, and the holder thereof shall be deemed to hold one share of Common Stock and one-fifth (1/5) of a Public Warrant in accordance with the terms of the applicable Unit, (ii) each GG Share (as defined in the Business Combination Agreement), including the shares of Common Stock, shall be automatically cancelled and extinguished and converted into the right to receive one Class A American depository share of ListCo (the “ListCo Class A ADS”) duly and validly issued against the deposit of an underlying Class A ordinary share of ListCo (such Class A ordinary shares, collectively, the “Shares”) and (b) at the Effective Time (as defined in the Business Combination Agreement), (i) each Public Warrant shall be automatically cancelled and extinguished and converted into the right to receive one American depository warrant of ListCo duly and validly issued against the deposit of an underlying warrant of ListCo deposited with the Depositary Bank (as defined in the Business Combination Agreement) in accordance with the Deposit Agreement (as defined in the Business Combination Agreement) (the “ListCo AD Warrant”) and representing the right to acquire one ListCo Class A ADS (or one Share if at the time of exercise ListCo no longer uses the ADR Facility (as defined in the Business Combination Agreement)) at an exercise price of $11.50 per ListCo Class A ADS, subject to adjustment, terms and limitations as described in this Agreement and the Warrant Assumption Agreement, as applicable, and (ii) each Private Placement Warrant shall be automatically cancelled and extinguished and converted into the right to receive one ListCo AD Warrant, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, on [•], 2021, pursuant to the terms of the Business Combination Agreement, ListCo, GGI and the Warrant Agent entered into a Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”), pursuant to which GGI assigned its rights and obligations under this Agreement to ListCo and ListCo assumed GGI’s right and obligations under this Agreement from GGI; and

WHEREAS, pursuant to the Business Combination Agreement, the Warrant Assumption Agreement and Section 4.4 of this Agreement, effective as of the Effective Time (as defined in the Business Combination Agreement), (i) each of the issued and outstanding Public Warrants were converted into newly issued warrants of ListCo, which will automatically be deposited into the ADR Facility and result into the issuance of ListCo AD Warrants to the holders of Public Warrants, and (ii) each of the issued and outstanding Private Placement Warrants will be converted into ListCo AD Warrants, after deposit of the newly issued warrants of ListCo into the ADR Facility; and

WHEREAS, upon consummation of the Merger, as provided in Section 4.4 of the Existing Warrant Agreement, each ListCo AD Warrant or warrant issued by ListCo is no longer exercisable for shares of Common Stock but instead will be exercisable (subject to the terms and conditions of this Agreement) for Shares, which upon exercise of the ListCo AD Warrants or warrants of ListCo will automatically be deposited into the ADR Facility and result in the issuance of ListCo Class A ADSs (or Shares if at the time of exercise ListCo no longer uses the ADR Facility) to the holders that exercise their ListCo AD Warrants pursuant to the terms of this Agreement (each a “Warrant” and collectively, the “Warrants”); and

WHEREAS, ListCo desires the Warrant Agent to act on behalf of ListCo, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants; and

WHEREAS, ListCo desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of ListCo, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of ListCo and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of ListCo, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:”

2.3 References to Common Stock and Stockholders. (a) All references to “Common Stock” or “shares of Common Stock” in the Existing Warrant Agreement (including all Exhibits thereto) other than references thereto in the recitals shall be amended to reference the ListCo Class A ADSs after the Shares have automatically been deposited into the ADR Facility in connection with the Merger or, if at the time of exercise ListCo no longer uses the ADR Facility, Shares, and (b) all references to “stockholders” shall be amended to reference “shareholders.”

2.4 Detachability of Warrants. Section 2.4 of the Existing Warrant Agreement is hereby deleted and replaced with the following: “[INTENTIONALLY OMITTED]”

2.5 Cashless Exercise. Section 3.3.1 of the Existing Warrant Agreement is hereby amended by deleting the “.” at the end of clause (d) and adding the following additional provision in a new paragraph below clause (d): “; provided, that any “cashless exercise” pursuant to this Agreement, including pursuant to Section 3.3.1(b) and Section 7.4, shall be subject to and conditioned upon the Company’s ability to comply with applicable law.”

2.6 Extraordinary Dividends. Section 4.1.2 of the Existing Warrant Agreement is hereby amended by adding the word “or” before clause (b) of such section and deleting clauses (c)-(e) of such section.

2.7 Replacement of Securities upon Reorganization, etc. The following phrase in clause (ii) of the proviso in Section 4.4 is hereby deleted: “(other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by stockholders of the Company as provided for in the Company’s second amended and restated certificate of incorporation or as a result of the repurchase of shares of Common Stock by the Company if a proposed initial Business Combination is presented to the stockholders of the Company for approval)”.

2.8 Notices. Section 9.2 of the Existing Warrant Agreement is hereby amended as follows (a) the phrase “an internationally recognized” shall be inserted in front of every reference to “private courier service”, and (b) the delivery address of ListCo shall be changed to the following:

Assar Gabrielssons Väg 9
405 31 Göteborg, Sweden
Attention:	Anna Rudensjö
Email:	anna.rudensjo@polestar.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022, USA
Attention:	Christian O. Nagler
Timothy Cruickshank
Alex Lloyd
Email:	cnagler@kirkland.com
tim.cruickshank@kirkland.com
alex.lloyd@kirkland.com

2.9 Currency. A new Section 9.10 is hereby inserted as follows:

“Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean U.S. dollars (USD) and all payments hereunder shall be made in U.S. dollars (USD).”

2.10 Business Day. A new Section 9.11 is hereby inserted as follows:

“Business Day. For purposes of this Agreement, “Business Day” means a day other than (a) a Saturday or Sunday or (b) any other day on which banks located in (a) New York, New York, (b) Hong Kong, China, (c) Singapore, (d) Stockholm, Sweden or (e) London, England are required or authorized by law to be closed for business.”

2.11 Stamp Taxes. A new Section 9.12 is hereby inserted as follows:

“Stamp Taxes. The Company will pay, and will jointly indemnify and hold harmless any Warrant holder against:

(a) any United Kingdom stamp duty or similar United Kingdom taxes, including any related interest, penalties, surcharges, fines or amounts in respect of such tax (whether pursuant to a law, contract or otherwise), imposed or arising in respect of any instrument effecting (i) the creation, issuance or delivery of the Warrants or (ii) the conversion or exercise of such Warrants (including the issuance of any shares) pursuant to this Agreement, provided that the presentation for stamping (or to HM Revenue & Customs) of such instrument is (aa) required by law or by HM Revenue & Customs, or (bb) required for the purposes of the Warrant holder enforcing any right under such instrument or establishing title to any asset evidenced by such instrument; and

(b) any United Kingdom stamp duty reserve tax or similar United Kingdom taxes, including any related interest, penalties, surcharges, fines or amounts in respect of such tax (whether pursuant to a law, contract or otherwise) imposed or arising in connection with (i) the creation, issuance or delivery of the Warrants pursuant to this Agreement, or (ii) the conversion or exercise of such Warrants (including the issuance of any shares) in accordance with the terms of this Agreement.”

2.12 Warrant Certificate. Exhibit A to the Existing Warrant Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with a new Exhibit A attached hereto.

2.13 Legend. The legend in Exhibit B to the Existing Warrant Agreement is hereby deleted and replaced with the following: “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, SUBJECT TO ANY ADDITIONAL LIMITATIONS ON TRANSFER DESCRIBED IN THE SPONSOR LOCK-UP AGREEMENT, ENTERED INTO AS OF SEPTEMBER 27, 2021, BY AND AMONG GORES GUGGENHEIM SPONSOR LLC (THE “SPONSOR”), GORES GUGGENHEIM, INC. (THE “COMPANY”) AND POLESTAR AUTOMOTIVE HOLDING UK LIMITED, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO THE DATE THAT IS THIRTY (30) DAYS AFTER THE DATE UPON WHICH THE COMPANY COMPLETES ITS INITIAL BUSINESS COMBINATION (AS DEFINED IN SECTION 3 OF THE WARRANT AGREEMENT REFERRED TO HEREIN) EXCEPT TO A PERMITTED TRANSFEREE (AS DEFINED IN SECTION 2 OF THE WARRANT AGREEMENT) WHO AGREES IN WRITING WITH THE COMPANY TO BE SUBJECT TO SUCH TRANSFER PROVISIONS.

SECURITIES EVIDENCED BY THIS CERTIFICATE AND AMERICAN DEPOSITORY SHARES OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES ARE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT AS OF SEPTEMBER 27, 2021, BY AND AMONG THE COMPANY, POLESTAR AUTOMOTIVE HOLDING UK LIMITED, THE SPONSOR AND THE OTHER PARTIES THERETO.”

3. MISCELLANEOUS PROVISIONS.

3.1 Effectiveness of Warrant. Each of the parties hereto acknowledges and agrees that the effectiveness of this Agreement shall be expressly subject to the consummation of the Merger and shall automatically be terminated and shall be null and void if the Business Combination Agreement shall be terminated for any reason.

3.2 Amendment and Waiver. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each party hereto.

3.3 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

3.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.5 Applicable Law. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereby agree that any action, proceeding or claim against a party arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

3.6 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Registered Holders any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Holders.

3.7 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the Registered Holder of any Warrant. The Warrant Agent may require any such Registered Holder to submit his, her or its Warrant for inspection by the Warrant Agent.

3.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may execute and deliver signed counterparts of this Agreement to the other Parties by electronic mail or other electronic transmission in portable document format (.PDF) or any other electronic signature complying with the United States ESIGN Act of 2000 (including www.docusign.com), each of which shall be deemed an original.

3.9 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

3.10 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by a party hereto shall be made in accordance with the provisions of Section 9.2 of the Existing Warrant Agreement as amended by this Agreement (with any notices to the Company being made to ListCo).

3.11 Reference to and Effect on Agreements; Entire Agreement.

(a) Any references to “this Agreement” in the Existing Warrant Agreement will mean the Existing Warrant Agreement as amended by this Agreement. Except as specifically amended by this Agreement, the provisions of the Existing Warrant Agreement shall remain in full force and effect.

(b) This Agreement and the Existing Warrant Agreement, as modified by this Agreement, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

GORES GUGGENHEIM, INC.

By:
Name:
Title:

POLESTAR AUTOMOTIVE HOLDING UK LIMITED

By:
Name:
Title:

COMPUTERSHARE INC.
COMPUTERSHARE TRUST COMPANY, N.A., AS WARRANT AGENT

By:
Name:
Title:

[Signature Page to Warrant Assignment, Assumption and Amendment Agreement]

EXHIBIT A

FORM OF WARRANT CERTIFICATE

See attached.

[FACE]

Number

Warrants

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO

THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR

IN THE WARRANT AGREEMENT DESCRIBED BELOW

POLESTAR AUTOMOTIVE HOLDING UK LIMITED

Organized Under the Laws of England and Wales

CUSIP [•]

Warrant Certificate

This Warrant Certificate certifies that [•], or registered assigns, is the registered holder of warrant(s) evidenced hereby (the “Warrants” and each, a “Warrant”) to purchase American Depository Shares (or Class A ordinary shares if at the time of exercise ListCo no longer uses its Class A American Depository Facility) (as applicable, the “Shares”) of Polestar Automotive Holding UK Limited, a limited company organized under the laws of England and Wales (the “Company”). Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable Shares as set forth below, at the exercise price (the “Exercise Price”) as determined pursuant to the Warrant Agreement, payable in lawful money (or through “cashless exercise” as provided for in the Warrant Agreement) of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each Warrant is initially exercisable for one fully paid and non-assessable Shares. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

The initial Exercise Price per Shares for any Warrant is equal to $11.50 per Share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, such Warrants shall become void. The Warrants may be redeemed, subject to certain conditions, as set forth in the Warrant Agreement.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof.

Polestar Automotive Holding UK Limited
By:
Name:
Title:

Computershare Inc. Computershare Trust Company, N.A., as Warrant Agent
By:
Name:
Title:

Form of Warrant Certificate

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive Shares and are issued or to be issued pursuant to a Warrant Assignment, Assumption and Amendment Agreement dated as of [•], 2021 (the “Warrant Agreement”), duly executed and delivered by the Company to Computershare Inc. and Computershare Trust Company, N.A., as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the office of the Warrant Agent designated for such purposes. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the Shares to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the Shares is current, except through “cashless exercise” as provided for in the Warrant Agreement.

The Warrant Agreement provides that upon the occurrence of certain events the number of Shares issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a Shares, the Company shall, upon exercise, round down to the nearest whole number of Shares to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the office of the Warrant Agent designated for such purpose by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive Shares and herewith tenders payment for such Shares to the order of Polestar Automotive Holding UK Limited, a limited company organized under the laws of England and Wales (the “Company”) in the amount of $[•] in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of [•], whose address is and that such Shares be delivered to whose address is [•]. If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such Shares be registered in the name of [•], whose address is and that such Warrant Certificate be delivered to [•], whose address is [•].

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.4 of the Warrant Agreement, the number of Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.4 of the Warrant Agreement.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of Shares that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of Shares that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive Shares. If said number of shares is less than all of the Shares purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such Shares be registered in the name of [•], whose address is and that such Warrant Certificate be delivered to [•], whose address is [•].

[Signature Page Follows]

Date: __________, 20
(Signature)

(Address)
(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).